Valued Advisers Trust

LS Opportunity Fund (LSOFX)

Supplement to the Prospectus and Statement of Additional Information dated September 30, 2014

(as supplemented from time to time)

Supplement dated July 14, 2015

* * * * * * * *

Important Notice Regarding Change in Investment Objective, Strategies and Sub-Adviser

At its meeting held on June 30, 2015, the Board of Trustees (the “Board”) of Valued Advisers Trust (the “Trust”) approved various changes to the LS Opportunity Fund (the “Fund”). These changes include a change to the Fund’s investment objective and strategies, a new sub-advisory arrangement with Prospector Partners, LLC, and the implementation of a “multi-manager” arrangement whereby Long Short Advisers, LLC, the Fund’s adviser, under certain circumstances, would be able to hire and replace sub-advisers for the Fund without obtaining shareholder approval.

Shareholders will be asked to consider the appointment of the new sub-adviser and the implementation of a “multi-manager” arrangement at a special meeting of shareholders expected to occur on or about September 17, 2015 (shareholders were previously notified that this meeting would occur on approximately August 3, 2015). The changes to the Fund’s sub-adviser and investment strategies will not result in an increase in the Fund’s fees. Additionally, the Fund will not change its long/short equity strategy that invests primarily in individual securities on both the long and short side. If approved by shareholders, the new sub-advisory arrangement will become effective on September 18, 2015. If approved by shareholders, the “multi-manager” arrangement will become effective once the SEC issues an Order as described below.

Revised Investment Objective. The Fund’s new investment objective will be as stated below:

To seek to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less ~~risk~~ net exposure than that of the stock market in general. (revised language shown in strikethrough / bolded text)

Revised Principal Investment Strategies. The 3rd paragraph in the “Principal Investment Strategies” section in the Fund Summary section of the Prospectus will be replaced in its entirety with the paragraph below.

On the long side, the Fund invests primarily in equity and equity-related securities of companies whose fundamentals (such as growth prospects and appropriate capital) combined with attractive valuations, indicate significant upside opportunity relative to downside risk. Particular emphasis is given to analyzing company balance sheets, including reconciling a “GAAP” net worth to an intrinsic value or private market value. Downside risk is determined through extensive proprietary modeling of the company’s financial statements. The assessment of upside opportunity includes a focus on companies that are able to generate excess cash that is being used or can be used to enhance shareholder value; companies with good franchises that are undergoing significant positive change; and companies that are valued in the public markets at a significant discount to their value in a potential private transaction. On the short side, the Fund takes positions primarily in equity and equity-related securities of companies with weak or deteriorating fundamentals, which, combined with unattractive valuations, indicate significant downside risk. The Fund will be managed with a long-term orientation. The objective on the long side of the portfolio is to generally hold core positions for more than one year. On the short side of the portfolio, holding periods are generally expected to be less than a year.

Additionally, in the first sentence of the fourth paragraph in the “Principal Investment Strategies” section in the Fund Summary section of the Prospectus, the words “or more” are added before “stocks in the same sector” in the sentence below:

In addition, the Fund plans to use short positions in a “pair-traded” format (i.e., a strategy that matches a long position with a short position in two or more stocks in the same sector) to exploit valuation anomalies and dampen portfolio volatility. (revised language shown in bolded text)

Additional Principal Risks.

The current descriptions of the Fund’s principal risks under the heading “Principal Risks” in the Fund’s “Fund Summary” section of the Prospectus will be revised to include the following additional principal risks: Industry Focus Risk, Value Investing Risk, and Smaller and Mid-Sized Companies Risk as described below:

Industry Focus Risk. The Fund may focus its investments within a particular group of industries. Because of this focus, the performance of the Fund may be tied closely to and affected by developments in the financial services group of industries, such as the possibility that government regulation will negatively impact companies involved in the financial services group of industries. Financial services companies can be influenced by adverse effects of volatile interest rates and other factors. The Fund may incur a loss on an investment in the securities issued by these institutions.

Value Investing Risk: There is a risk that value securities may not increase in price as anticipated by the Sub-Advisor, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Sub-Advisor believes will increase a security’s market value do not occur.

Smaller and Mid-Sized Companies Risk: There is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.

Change of Portfolio Manager

The new portfolio managers of the Fund would be Mr. John D. Gillespie, Mr. Kevin R. O’Brien and Mr. Jason A. Kish. Their biographies appear below:

John D. Gillespie. Mr. Gillespie has been the managing member of the Sub-Advisor since its formation in 1997 and has been a portfolio manager and securities analyst for more than twenty-five years. From 1999 to 2015, Mr. Gillespie served as director of White Mountains Insurance Group, Ltd. (“White Mountains”). In addition, from 2002 to 2005, Mr. Gillespie served as non-executive Deputy Chairman of White Mountains, Chairman and President of White Mountains Advisors (known as OneBeacon Asset Management, Inc. prior to March 2003), the registered investment advisory subsidiary of White Mountains, and as an officer of various other subsidiaries of White Mountains. From 1986 through 1997, Mr. Gillespie was an employee of T. Rowe Price Associates, Inc. where he began as an investment analyst (1986-1987), served as an Assistant Vice President (1987-1988) and Vice President (1988-1997). At the end of Mr. Gillespie’s tenure at T. Rowe Price, Mr. Gillespie’s responsibilities included the management of assets of institutional investors, mutual funds and closed-end investment companies. Specifically, Mr. Gillespie was the chairman of the investment committee of the T. Rowe Price Growth Stock Fund from 1994 to April 30, 1996, and president of the New Age Media Fund from October 1993 until July 1997. From 1980 through 1984, Mr. Gillespie was a Senior Financial Analyst at Geico Corporation. Mr. Gillespie received a B.A. cum laude from Bates College in 1980 and an M.B.A. from Stanford University Graduate School of Business in 1986. In addition, Mr. Gillespie serves on the Board of Trustees of Bates College and Pomfret School.

Kevin R. O’Brien. Mr. O’Brien has been a portfolio manager at the Sub-Advisor since 2003 and has been a portfolio manager or securities analyst for more than twenty years. In addition, from April 2003 through August 2005, Mr. O’Brien served as a Managing Director of White Mountains Advisors, LLC. From April 1996 through April 2003, Mr. O’Brien was an employee of Neuberger Berman, where he began as an investment analyst (1996-1999), served as Vice President (1999-2001), and Managing Director (2001-2003). At the end of Mr. O’Brien’s tenure at Neuberger Berman, Mr. O’Brien’s responsibilities included the co-management of equity assets of institutional investors and mutual funds. At Neuberger Berman, Mr. O’Brien served as co-manager of the Neuberger Berman Genesis Fund. Mr. O’Brien was responsible for following stocks in the financial services, consumer, and technology sectors. From 1991 through 1996, Mr. O’Brien was an employee of Alex, Brown & Sons, where he was an analyst following the financial services industry. His coverage universe included property-casualty insurance, specialty finance, asset management, and diversified financial services. Mr. O’Brien received a B.S. magna cum laude from Central Connecticut State University in 1986. Additionally, Mr. O’Brien received a Chartered Financial Analyst designation in 1995.

Jason A. Kish. Mr. Kish has been a portfolio manager at the Sub-Advisor since 2013. When Mr. Kish joined the Sub-Advisor in 1997, he began as a junior analyst, covering all industries, eventually serving as the property-casualty analyst and became the Director of Research in 2010. From 1995 to 1997, Mr. Kish worked as an auditor at Coopers & Lybrand, LLP in Hartford, CT. Mr. Kish received a B.S.B.A. from Providence College in 1995. He received his Certified Public Accountant designation in 2000 and his Chartered Financial Analyst designation in 2004.

The following paragraph is added to the Section in the Prospectus entitled “Management of the Fund”:

Manager of Managers Order

The Fund and the Adviser have requested, or intend to request, that the Securities and Exchange Commission grant an order that allows the Adviser to hire one or more sub-advisers, under certain conditions, without shareholder approval (the “Order”). The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. However, if the Adviser hires a sub-adviser that is to be paid directly by the Fund rather than by the adviser out of its compensation, shareholder approval will be required. Until that Order is granted, shareholder approval is required if the Adviser hires a sub-adviser. There is no guarantee that the Order will be issued.

Portfolio Managers

The following table provides information as of May 31, 2015, regarding any other accounts managed by the portfolio managers for the Fund. As noted in the table, the portfolio manager managing the Fund may also manage or be a member of management teams for other similar accounts.

John D. Gillespie
Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee

Registered Investment Companies	2	$131.4 million	0	N/A

Pooled Investment Vehicles	9	$513.9 million	4	$480.9 million

Other Accounts	19	$810.4 million	0	N/A

Kevin R. O’Brien
Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee

Registered Investment Companies	2	$131.4 million	0	N/A

Pooled Investment Vehicles	4	$480.9 million	4	$480.9 million

Other Accounts	9	$505.1 million	0	N/A

Jason A. Kish
Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee

Registered Investment Companies	2	$131.4 million	0	N/A

Pooled Investment Vehicles	1	$33.0 million	0	N/A

Other Accounts	12	$305.5 million	0	N/A

Potential Conflicts of Interest: Potential conflicts of interest may arise because the Portfolio Managers use the same proprietary investment methodology for the Fund as they use for other clients. This means that the Portfolio Managers will make the investment strategies used to manage the Fund available to other clients. As a result, there may be circumstances under which the Fund and other clients of the Sub-Advisor may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Fund. There also may be circumstances under which the Portfolio Managers recommend the purchase or sale of various investments to other clients and do not purchase or sell the same investments for the Fund, or purchase or sell an investment for the Fund and do not include such investments in recommendations provided to other clients. This is because the Sub-Advisor’s portfolio recommendations among clients differ based on each client’s investment policy guidelines and/or prevailing market conditions at the time such recommendation is made. The Portfolio Managers may also carry on investment activities for their own account(s) and/or the accounts of family members. As a result of these activities, the Portfolio Managers are engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities.

The Sub-Advisor has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when personnel own, buy or sell securities that may be owned, bought or sold for clients. Personal securities transactions may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by a client. The Sub-Advisor’s personnel are not permitted to engage in transactions for their personal accounts in any security to be purchased or sold or considered for purchase or sale for a client until a specified number of days after the completion of the client transaction. Subject to reporting requirements, preclearance and other limitations in the Code of Ethics, the Sub-Advisor permits its employees to engage in personal securities transactions in other securities and to acquire shares of the Fund. The Sub-Advisor’s Code of Ethics requires disclosure of all personal accounts and reporting of all securities transactions.

Ownership of Fund Shares: As of May 31, 2015, the Portfolio Managers owned shares of the Fund in the following ranges:

Portfolio Manager	Dollar Range of Equity Securities in the Fund

John D. Gillespie	$100,001 - $500,000*

Kevin R. O’Brien	$100,001 - $500,000*

Jason A. Kish	None

* Shares purchased on June 2, 2015 and held through ownership interests in Prospector Partners, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

* * * * * *

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Prospectus, dated September 30, 2014, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 336-6763.